UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	January 8, 2013

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 (b) DEPARTURE OF DIRECTORS and 5.02 (d) ELECTION OF DIRECTORS

On January 8, 2013, The Procter & Gamble Company (the "Company") issued a news release announcing that current Director Johnathan Rodgers notified Robert A. McDonald, Chairman of the Board, President and Chief Executive Officer, of his intention not to stand for re-election at the Company’s Annual Shareholder Meeting in October 2013.  The Company also announced that Terry Lundgren, Chairman of the Board, President and Chief Executive Officer of Macy’s Inc. was appointed to the Board of Directors effective immediately. Mr. Lundgren will serve on the Governance & Public Responsibility and Innovation & Technology Committees.

The Company is filing this 8-K pursuant to Item 5.02(b), "Departure of Directors" and 5.02(d), "Election of Directors."

A copy of the Company's press release relating to this announcement is being furnished as Exhibit 99 to this 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY: /s/ Susan S. Whaley
Susan S. Whaley
Assistant Secretary
January 8, 2013

 EXHIBIT(S)

99.    News Release by The Procter & Gamble Company dated January 8, 2013.